                       SEMIANNUAL REPORT / APRIL 30 2001

                        AIM SMALL CAP OPPORTUNITIES FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

               THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

          JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE

          PAINTING, SMALL COMPANIES ARE AN IMPORTANT PART OF THE U.S.

      ECONOMIC LANDSCAPE. IN AIM SMALL CAP OPPORTUNITIES FUND, WE ENDEAVOR

                 TO OWN THE STOCKS OF SMALLER COMPANIES THAT WE

                        BELIEVE HAVE EXCITING POTENTIAL.

                     -------------------------------------

AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks that management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o The fund's base management fee is 1%. Effective January 1, 2001, this fee is subject to a maximum 0.75% performance adjustment upward or downward; thus, the fund could pay a management fee that ranges from 0.25% to 1.75% of average daily net assets based on its performance.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows. Class A shares, inception (6/29/98), 33.93%; one year, -12.05%. Class B shares, inception (7/13/98), 35.25%; one year, -10.30%. Class C shares, inception (12/30/98), 36.84%; one year, -8.18%.
o In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 3/31/01 (the most recent calendar quarter-end), which are as follows. Class A shares, inception (6/29/98), 32.01%; one year, -24.73%. Class B shares, inception (7/13/98),
    33.29%; one year, -23.27%. Class C shares, inception (12/30/98), 34.56%;
    one year, -21.45%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
     NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                      ...A WAVE OF RISK AVERSION SWEPT ALL

                          SECTORS OF THE STOCK MARKET.

                     -------------------------------------

FUND FEELS IMPACT OF WORLDWIDE SLOWDOWN

WHAT WERE AIM SMALL CAP OPPORTUNITIES FUND'S RESULTS FOR THE PERIOD?
After enjoying fantastic returns during the preceding fiscal year, the fund faced a very stiff headwind during the six-month reporting period ended April 30, 2001. In the wake of the tech-stock debacles of 2000, a wave of risk aversion swept all sectors of the stock market. Investor sentiment turned from growth stocks to value stocks. Since the fund is highly growth-oriented, the impact of this market rotation was considerable. The fund's total return excluding sales charges was -11.44% for Class A shares, -11.76% for Class B shares and -11.74% for Class C shares. But by comparison, the Lipper Small-Cap Growth Index returned -18.82%, so AIM Small Cap Opportunities Fund measured up well alongside other growth-oriented funds.

WHAT WERE SOME OF THE FACTORS SHAPING THE STOCK MARKET?
Slowing economic growth and rising energy and labor costs undermined corporate profits during the period. Global competition also reduced the ability of companies to raise prices for their products and services to cover their increased costs. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet. The sell-off affected nearly all market sectors, with technology stocks especially hard hit.
    In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at an annual rate of only 1%, raising the specter that the economy could slip into a recession. Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions helped stimulate a short-lived market rally in January. The central bank's final rate cut, a surprise move in April, helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. In general, small- and mid-cap stocks fared better than large-cap stocks.

WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CONDITIONS?
We focused carefully on fundamentals in selecting stocks, looking for strong companies with solid balance sheets, sound business models and good earnings prospects. This helped us avoid stocks that lost value because of disappointing earnings.
    The fund also applied alternative investment strategies including short-selling, a technique for profiting when the seller anticipates that a stock will lose value. It involves selling borrowed securities (short positions) in anticipation of a price decline in order to buy them back at the lower price. (Securities bought and held for capital appreciation are long positions.) We believe that a mixed portfolio of long and short positions has the potential to protect the fund during market downturns while taking advantage of market rallies.
    We continued to trim our technology holdings, especially Internet-related stocks, and we moved out of optical networking. In some cases, we even went short some of those stocks.
    Energy, on the other hand, was a star for the fund during the period.
Rising prices for oil and natural gas led to improved profitability for both exploration/production companies and their service providers.
    Other successful areas for us were retail and temporary agencies. We were short some of the large home-improvement chains and long some of the specialty retail companies. We also were short some temporary work force companies during the period as layoffs were announced.

                                 [COVER IMAGE]

--------------------------------------------------------------------------------
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Log into your account, then click on the "View Other Account Options" dropdown
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

=============================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
  1. S&P MidCap 400 Depositary               5.02%            1. Investments                          9.21%
     Receipts Trust Series 1                                  2. Oil & Gas (Drilling & Equipment)     7.12
  2. iShares Russell 2000 Index Fund         4.19             3. Communications Equipment             7.12
  3. Sonus Networks, Inc.                    2.62             4. Computers (Software & Services)      6.84
  4. Laboratory Corp. of America Holdings    2.28             5. Equipment (Semiconductor)            5.87
  5. Lamar Advertising Co.                   1.88             6. Retail (Specialty--Apparel)          4.62
  6. LTX Corp.                               1.74             7. Electronics (Semiconductors)         3.80
  7. Key Energy Services, Inc.               1.70             8. Health Care (Specialized Services)   3.69
  8. Macrovision Corp.                       1.62             9. Electrical Equipment                 3.49
  9. UTStarcom, Inc.                         1.51            10. Manufacturing (Specialized)          2.73
 10. Varian Inc.                             1.50

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=============================================================================================================

                     -------------------------------------

                      For most of the period, value stocks

                          outperformed growth stocks.

                     -------------------------------------

    As we pick stocks based on fundamentals and not macroeconomic calls, we did not anticipate the rate cuts to which some stocks (particularly technology) have responded so favorably at various periods during the past few months. Therefore, the fundamentals on some of the shorts that helped the fund in recent down markets deteriorated, which is evidenced by recent performance. It is important to keep in mind that many of the investment strategies employed by AIM Small Cap Opportunities are intended to smooth volatility in the longer term--it is very difficult to smooth out all volatility on a day-to-day basis.

WHEN THE PERIOD CLOSED, HOW WAS THE FUND POSITIONED?
As of April 30, 2001, the fund had 95 long positions. Technology stocks (which rose vigorously in April) made up more than 28% of the portfolio. More than 12% consisted of consumer cyclicals (goods and services for which demand rises and falls with the economic cycle). Health-care equities accounted for another 12%. Energy stocks (which got a boost from rising oil prices) made up about 7% of the portfolio, and financial stocks about 5%.

WHAT WERE SOME OF THE FUND'S LEADING HOLDINGS?
The fund found interesting opportunities among makers of specialized equipment such as Varian, which makes scientific instruments including those for studying the chemical composition of substances, nuclear magnetic resonance spectrometers and high vacuum products; LTX, which produces automatic test equipment for the semiconductor industry; and Macrovision, which manufactures video-security products that provide copy protection and video scrambling for motion pictures and other video materials.
    Also appealing were communications equipment firms Sonus Networks, a provider of voice infrastructure products, and UTStarcom, which provides communications equipment for firms that operate wireless and wireline networks in rapidly growing communications markets.
    Additional major holdings were Key Energy, a provider of onshore rig-based oil and gas well services; Lamar Advertising, which operates outdoor advertising displays in 42 states, plus transit advertising and logo signs near freeway exits indicating services; and Laboratory Corporation of America, a large clinical-laboratory firm serving health-care providers, pharmaceutical firms and others.
    Two of our major holdings, the S&P MidCap 400 Depositary Receipts Trust and iShares Russell 2000 Index Fund, are exchange-traded funds, which the fund sometimes uses for both risk and cash- management purposes.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was still relatively low. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of GDP picked up in the first quarter of 2001. Moreover, the recent market correction has resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.41%

AIR FREIGHT-0.58%

EGL, Inc.(a)                            150,000   $  3,556,500
==============================================================

AIRLINES-0.36%

Frontier Airlines, Inc.(a)              150,000      2,254,500
==============================================================

BANKS (REGIONAL)-0.68%

Southwest Bancorp. of Texas, Inc.(a)    125,000      4,187,500
==============================================================

BIOTECHNOLOGY-1.71%

Albany Molecular Research, Inc.(a)      175,000      5,517,750
--------------------------------------------------------------
Pharmaceutical Product Development,
  Inc.(a)(b)                             85,000      5,061,750
==============================================================
                                                    10,579,500
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.21%

Cox Radio, Inc.-Class A(a)              250,000      6,450,000
--------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          300,000      7,191,000
==============================================================
                                                    13,641,000
==============================================================

CHEMICALS (SPECIALTY)-0.84%

Cambrex Corp.                           111,900      5,205,588
==============================================================

COMMUNICATIONS EQUIPMENT-6.45%

ADTRAN, Inc.(a)                         200,000      5,470,000
--------------------------------------------------------------
Oplink Communications, Inc.(a)          588,500      2,648,250
--------------------------------------------------------------
Sonus Networks, Inc.(a)(b)              637,500     16,230,750
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)       225,000      6,169,500
--------------------------------------------------------------
UTStarcom, Inc.(b)                      375,000      9,360,000
==============================================================
                                                    39,878,500
==============================================================

COMPUTERS (NETWORKING)-1.88%

SonicWALL, Inc.(a)(b)                   375,000      6,596,250
--------------------------------------------------------------
Tellium, Inc.-Series E Conv. Pfd.
  (Acquired 09/19/00; Cost
  $5,048,880)(a)(c)(d)                  168,296      5,048,880
==============================================================
                                                    11,645,130
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-6.84%

EarthLink, Inc.(a)                      285,000      3,117,900
--------------------------------------------------------------
Getty Images, Inc.(a)                   200,000      5,036,000
--------------------------------------------------------------
I-many, Inc.(a)                         115,000      1,554,800
--------------------------------------------------------------
Interwoven, Inc.(a)                     100,000      1,464,000
--------------------------------------------------------------
Macromedia, Inc.(a)                     266,500      6,038,890
--------------------------------------------------------------
Macrovision Corp.(a)                    175,000     10,006,500
--------------------------------------------------------------
NMS Communications Corp.(a)             500,000      3,825,000
--------------------------------------------------------------
Precise Software Solutions Ltd.
  (Israel)(a)                           300,000      7,065,000
--------------------------------------------------------------
XCare.net, Inc.(a)                      661,800      4,182,576
==============================================================
                                                    42,290,666
==============================================================

                                                     MARKET
                                       SHARES        VALUE
CONSUMER FINANCE-1.13%

AmeriCredit Corp.(a)                    150,000   $  6,954,000
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.77%

AmeriSource Health Corp.-Class A(a)      87,800      4,741,200
==============================================================

ELECTRICAL EQUIPMENT-3.49%

ACT Manufacturing, Inc.(a)              350,000      5,915,000
--------------------------------------------------------------
C & D Technologies, Inc.                100,000      3,548,000
--------------------------------------------------------------
Electro Scientific Industries,
  Inc.(a)                               150,000      5,374,500
--------------------------------------------------------------
SCI Systems, Inc.(a)                    265,000      6,770,750
==============================================================
                                                    21,608,250
==============================================================

ELECTRONICS (DEFENSE)-0.36%

Aeroflex Inc.(a)                        150,000      2,236,500
==============================================================

ELECTRONICS (INSTRUMENTATION)-2.47%

Keithley Instruments, Inc.              225,000      5,973,750
--------------------------------------------------------------
Varian Inc.(a)                          286,800      9,269,376
==============================================================
                                                    15,243,126
==============================================================

ELECTRONICS (SEMICONDUCTORS)-3.80%

ATMI, Inc.(a)                           250,000      6,582,500
--------------------------------------------------------------
Semtech Corp.(a)                        150,000      4,315,500
--------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)         125,000      3,628,750
--------------------------------------------------------------
Zoran Corp.(a)(e)                       400,000      8,980,000
==============================================================
                                                    23,506,750
==============================================================

EQUIPMENT (SEMICONDUCTOR)-5.87%

Cymer, Inc.(a)                          150,000      4,927,500
--------------------------------------------------------------
DuPont Photomasks, Inc.(a)               55,000      3,069,000
--------------------------------------------------------------
FEI Co.(a)                              175,000      4,586,750
--------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)     440,000      7,370,000
--------------------------------------------------------------
LTX Corp.(a)                            400,000     10,768,000
--------------------------------------------------------------
PRI Automation, Inc.(a)                 290,000      5,541,900
==============================================================
                                                    36,263,150
==============================================================

FINANCIAL (DIVERSIFIED)-1.28%

SEI Investments Co.                     197,400      7,917,714
==============================================================

FOOTWEAR-1.15%

Kenneth Cole Productions, Inc.-Class
  A(a)                                   60,000      1,704,000
--------------------------------------------------------------
Skechers U.S.A., Inc.(a)(b)             150,000      5,407,500
==============================================================
                                                     7,111,500
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.53%

Penn National Gaming, Inc.(a)           200,000      3,260,000
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.60%

First Horizon Pharmaceutical
  Corp.(a)                              400,000      9,212,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Medicis Pharmaceutical Corp.-Class
  A(a)                                  100,000   $  4,970,000
--------------------------------------------------------------
Pain Therapeutics, Inc.(a)              250,000      1,887,500
==============================================================
                                                    16,069,500
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.99%

Triad Hospitals, Inc.(a)                200,000      6,150,000
==============================================================

HEALTH CARE (MANAGED CARE)-1.03%

Caremark Rx, Inc.(a)                    402,900      6,385,965
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.35%

ArthroCare Corp.(a)                     125,000      2,347,500
--------------------------------------------------------------
Biosite Diagnostics Inc.(a)(b)          100,800      4,984,560
--------------------------------------------------------------
Cyberonics, Inc.(a)                      70,000        798,000
--------------------------------------------------------------
Med-Design Corp. (The)(a)                67,800      1,223,790
--------------------------------------------------------------
Varian Medical Systems, Inc.(a)          75,000      5,167,500
==============================================================
                                                    14,521,350
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-3.69%

Apria Healthcare Group Inc.(a)          335,000      8,699,950
--------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                           100,000     14,100,000
==============================================================
                                                    22,799,950
==============================================================

INSURANCE (PROPERTY-CASUALTY)-0.80%

HCC Insurance Holdings, Inc.            175,000      4,935,000
==============================================================

INVESTMENT BANKING/BROKERAGE-1.47%

Raymond James Financial, Inc.           300,000      9,105,000
==============================================================

INVESTMENTS-9.21%

iShares Russell 2000 Index Fund         267,000     25,899,000
--------------------------------------------------------------
S&P MidCap 400 Depositary Receipts
  Trust Series 1                        333,000     31,068,900
==============================================================
                                                    56,967,900
==============================================================

MANUFACTURING (SPECIALIZED)-2.73%

CoorsTek, Inc.(a)                       125,000      4,596,250
--------------------------------------------------------------
DDi Corp.(a)(b)                         300,000      7,371,000
--------------------------------------------------------------
Intermagnetics General Corp.(a)         200,000      4,920,000
==============================================================
                                                    16,887,250
==============================================================

METAL FABRICATORS-0.85%

Shaw Group Inc. (The)(a)                 92,400      5,266,800
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-7.12%

Grey Wolf, Inc.(a)                      500,000      3,200,000
--------------------------------------------------------------
Key Energy Services, Inc.(a)            800,000     10,536,000
--------------------------------------------------------------
Marine Drilling Cos., Inc.(a)           300,000      8,991,000
--------------------------------------------------------------
National-Oilwell, Inc.(a)                93,600      3,701,880
--------------------------------------------------------------
Patterson Energy, Inc.(a)               250,000      8,617,500
--------------------------------------------------------------
Pride International, Inc.(a)            337,600      8,990,288
==============================================================
                                                    44,036,668
==============================================================

                                                     MARKET
                                       SHARES        VALUE
RESTAURANTS-1.07%

Sonic Corp.(a)                          237,950   $  6,631,667
==============================================================

RETAIL (COMPUTERS & ELECTRONICS)-2.30%

CDW Computer Centers, Inc.(a)            64,700      2,615,174
--------------------------------------------------------------
Tech Data Corp.(a)                      100,000      3,486,000
--------------------------------------------------------------
Tweeter Home Entertainment Group,
  Inc.(a)                               125,000      3,126,250
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)           200,000      4,980,000
==============================================================
                                                    14,207,424
==============================================================

RETAIL (DISCOUNTERS)-1.43%

Fred's, Inc.                            350,000      8,855,000
==============================================================

RETAIL (HOME SHOPPING)-0.62%

J. Jill Group Inc.(a)                   200,000      3,830,000
==============================================================

RETAIL (SPECIALTY)-2.04%

Footstar, Inc.(a)                       184,000      6,716,000
--------------------------------------------------------------
Linens 'n Things, Inc.(a)               118,000      3,187,180
--------------------------------------------------------------
Sharper Image Corp.(a)                  300,000      2,730,000
==============================================================
                                                    12,633,180
==============================================================

RETAIL (SPECIALTY-APPAREL)-4.62%

American Eagle Outfitters, Inc.(a)       75,000      2,791,500
--------------------------------------------------------------
bebe stores, inc.(a)                    225,000      5,512,500
--------------------------------------------------------------
Christopher & Banks Corp.(a)            225,000      8,898,750
--------------------------------------------------------------
Gymboree Corp. (The)(a)                 425,000      2,979,250
--------------------------------------------------------------
Hot Topic, Inc.(a)                       85,000      2,840,700
--------------------------------------------------------------
Pacific Sunwear of California,
  Inc.(a)                               200,000      5,572,000
==============================================================
                                                    28,594,700
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.88%

Lamar Advertising Co.(a)                300,000     11,595,000
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-1.13%

Cerner Corp.(a)                          50,000      2,251,500
--------------------------------------------------------------
DiamondCluster International,
  Inc.-Class A(a)                       255,800      4,745,090
==============================================================
                                                     6,996,590
==============================================================

SERVICES (COMPUTER SYSTEMS)-0.99%

Investment Technology Group, Inc.(a)    125,000      6,093,750
==============================================================

TELEPHONE-1.09%

Allegiance Telecom, Inc.(a)             375,000      6,746,250
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $479,293,106)                                571,390,018
==============================================================

                                     PRINCIPAL
                                       AMOUNT
CONVERTIBLE NOTES-0.67%

COMMUNICATIONS EQUIPMENT-0.67%

Kestrel Solutions, Conv. Sub.
  Notes, 5.50%, 07/15/05 (Acquired
  07/20/00-10/10/00; Cost
  $6,300,000)(c)                     $6,250,000      4,125,000
==============================================================

U.S. TREASURY SECURITIES-0.95%

U.S. TREASURY BILLS-0.95%

4.37%, 06/21/01 (Cost
  $5,870,966)(f)(g)                   5,910,000      5,881,100
==============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION     MARKET
                       CONTRACTS    PRICE        DATE         VALUE
OPTIONS PURCHASED-2.85%

CALLS-0.39%

Calpine Corp. (Power
  Producers-Independent)   1,223    $  55       Jun-01     $   684,880
----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)
  (Communications
  Equipment)               1,250       30       May-01         581,250
----------------------------------------------------------------------
Philip Morris Cos.
  Inc. (Tobacco)           3,600       50       Jun-01       1,080,000
----------------------------------------------------------------------
US Airways Group,
  Inc. (Airlines)            370       35       Jun-01          44,400
======================================================================
                                                             2,390,530
======================================================================

PUTS-2.46%

Nasdaq 100 Index
  (Investments)              162    1,700       Jun-01       1,299,240
----------------------------------------------------------------------
                             335    1,600       Sep-01       3,882,650
----------------------------------------------------------------------
S&P 100 Index
  (Investments)            2,249      640       May-01       2,698,800
----------------------------------------------------------------------
S&P 500 Index
  (Investments)            1,463    1,200       Jun-01       3,006,465
----------------------------------------------------------------------
                           1,466    1,150       Sep-01       4,258,730
----------------------------------------------------------------------
US Airways Group,
  Inc. (Airlines)            256       30       May-01          76,800
======================================================================
                                                            15,222,685
======================================================================
    Total Options Purchased
      (Cost $25,090,963)                                    17,613,215
======================================================================

                                       SHARES
MONEY MARKET FUNDS-2.88%

STIC Liquid Assets Portfolio(h)       8,923,867      8,923,867
--------------------------------------------------------------
STIC Prime Portfolio(h)               8,923,867      8,923,867
==============================================================
    Total Money Market Funds (Cost
      $17,847,734)                                  17,847,734
==============================================================
TOTAL INVESTMENTS-99.76% (Cost
  $534,402,769)                                    616,857,067
==============================================================
OTHER ASSETS LESS LIABILITIES-0.24%                  1,470,015
==============================================================
NET ASSETS-100.00%                                $618,327,082
______________________________________________________________
==============================================================

                                       SHARES
                                        SOLD         MARKET
                                        SHORT        VALUE
SECURITIES SOLD SHORT(i)

Actrade Financial Technologies, Ltd.    190,000   $  6,093,300
--------------------------------------------------------------
Administaff, Inc.                       100,000      2,411,000
--------------------------------------------------------------
Broadcom Corp.-Class A                   50,000      2,078,000
--------------------------------------------------------------
Buca, Inc.                              100,000      2,065,000
--------------------------------------------------------------
Calpine Corp.                           122,300      6,969,877
--------------------------------------------------------------
Charlotte Russe Holding Inc.             50,000      1,717,500
--------------------------------------------------------------
Chico's FAS, Inc.                       100,000      4,461,000
--------------------------------------------------------------
Coherent, Inc.                           65,000      2,567,500
--------------------------------------------------------------
Eclipsys Corp.                          156,900      3,167,811
--------------------------------------------------------------
Express Scripts, Inc.-Class A            55,000      4,669,500
--------------------------------------------------------------
FuelCell Energy, Inc.                   110,000      7,579,000
--------------------------------------------------------------
Harley-Davidson, Inc.                    70,000      3,226,300
--------------------------------------------------------------
IDX Systems Corp.                        53,000      1,100,280
--------------------------------------------------------------
KB HOME                                 100,000      3,022,000
--------------------------------------------------------------
King Pharmaceuticals, Inc.              125,000      5,266,250
--------------------------------------------------------------
Longs Drug Stores Corp.                  90,000      2,668,500
--------------------------------------------------------------
Mercury Interactive Corp.                50,000      3,307,500
--------------------------------------------------------------
Micromuse Inc.                           36,700      1,816,650
--------------------------------------------------------------
99 Cents Only Stores                     60,000      1,738,800
--------------------------------------------------------------
Orthodontic Centers of America, Inc.     74,000      2,016,500
--------------------------------------------------------------
PacifiCare Health Systems, Inc.         203,100      7,187,709
--------------------------------------------------------------
Panera Bread Co.-Class A                 55,000      1,661,000
--------------------------------------------------------------
Procom Technology, Inc.                 100,000        950,000
--------------------------------------------------------------
RF Micro Devices, Inc.                  100,000      2,938,000
--------------------------------------------------------------
Rayovac Corp.                           150,000      3,120,000
--------------------------------------------------------------
Riverdeep Group PLC-ADR (Ireland)       425,000     10,880,000
--------------------------------------------------------------
Scientific-Atlanta, Inc.                 46,300      2,672,899
--------------------------------------------------------------
Silicon Valley Bancshares                70,000      1,754,200
--------------------------------------------------------------
Starbucks Corp.                         250,000      4,837,500
--------------------------------------------------------------
Sunrise Assisted Living, Inc.           200,000      4,502,000
--------------------------------------------------------------
Sylvan Learning Systems, Inc.            88,300      1,785,426
--------------------------------------------------------------
US Airways Group, Inc.                  152,100      4,243,590
--------------------------------------------------------------
UnitedHealth Group Inc.                  96,000      6,286,080
--------------------------------------------------------------
Veeco Instruments Inc.                   62,300      3,128,083
--------------------------------------------------------------
Winn-Dixie Stores, Inc.                  60,000      1,894,200
==============================================================
                                                  $125,782,955
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred
Sub.   - Subordinated

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 8.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $9,173,880, which represented 1.48% of the Fund's net assets.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/01 represented 1.45% of the Fund's net assets.
(f) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) Collateral on short sales was segregated by the Fund in the amount of $128,330,528 which represents 102% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $534,402,769)                                 $616,857,067
------------------------------------------------------------
Cash                                               6,208,521
------------------------------------------------------------
Receivables for:
  Investments sold                                17,088,097
------------------------------------------------------------
  Fund shares sold                                   141,849
------------------------------------------------------------
  Dividends and interest                             264,143
------------------------------------------------------------
  Investments sold short                         110,662,938
------------------------------------------------------------
  Short stock rebates                                303,321
------------------------------------------------------------
  Investment for deferred compensation plan           18,071
------------------------------------------------------------
Other assets                                          41,488
============================================================
    Total assets                                 751,585,495
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              488,506
------------------------------------------------------------
  Fund shares reacquired                           1,073,213
------------------------------------------------------------
  Options written (premiums received
    $3,666,467)                                    3,738,120
------------------------------------------------------------
  Deferred compensation plan                          18,071
------------------------------------------------------------
  Variation margin                                   138,600
------------------------------------------------------------
  Short stock account dividends and interest          14,520
------------------------------------------------------------
  Short positions covered                          1,492,036
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $110,662,938)       125,782,955
------------------------------------------------------------
Accrued administrative services fees                  10,122
------------------------------------------------------------
Accrued distribution fees                            361,636
------------------------------------------------------------
Accrued transfer agent fees                           51,993
------------------------------------------------------------
Accrued trustees' fees                                   722
------------------------------------------------------------
Accrued operating expenses                            87,919
============================================================
    Total liabilities                            133,258,413
============================================================
Net assets applicable to shares outstanding     $618,327,082
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $334,531,896
____________________________________________________________
============================================================
Class B                                         $251,247,327
____________________________________________________________
============================================================
Class C                                         $ 32,547,859
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           24,652,418
____________________________________________________________
============================================================
Class B                                           19,140,498
____________________________________________________________
============================================================
Class C                                            2,475,920
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      13.57
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.57 divided by
      94.50%)                                   $      14.36
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      13.13
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      13.15
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Short stock rebates                             $  2,771,558
------------------------------------------------------------
Dividends from affiliated money market funds       1,862,859
------------------------------------------------------------
Dividends                                            878,242
------------------------------------------------------------
Interest                                             767,268
============================================================
    Total investment income                        6,279,927
============================================================

EXPENSES:

Advisory fees                                      4,165,292
------------------------------------------------------------
Administrative services fees                          62,599
------------------------------------------------------------
Custodian fees                                        40,400
------------------------------------------------------------
Distribution fees -- Class A                         653,226
------------------------------------------------------------
Distribution fees -- Class B                       1,373,545
------------------------------------------------------------
Distribution fees -- Class C                         186,548
------------------------------------------------------------
Interest                                              40,478
------------------------------------------------------------
Transfer agent fees -- Class A                       130,290
------------------------------------------------------------
Transfer agent fees -- Class B                       111,720
------------------------------------------------------------
Transfer agent fees -- Class C                        15,173
------------------------------------------------------------
Trustees' fees                                         5,994
------------------------------------------------------------
Dividends on short sales                              50,462
------------------------------------------------------------
Other                                                111,464
============================================================
    Total expenses                                 6,947,191
============================================================
Less: Fees waived                                   (186,636)
------------------------------------------------------------
    Expenses paid indirectly                          (7,979)
============================================================
    Net expenses                                   6,752,576
============================================================
Net investment income (loss)                        (472,649)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                          (50,635,032)
------------------------------------------------------------
  Futures contracts                               (7,427,075)
------------------------------------------------------------
  Option contracts written                         3,526,922
------------------------------------------------------------
  Securities sold short                           44,701,832
============================================================
                                                  (9,833,353)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (79,776,480)
------------------------------------------------------------
  Futures contracts                                1,012,313
------------------------------------------------------------
  Option contracts written                         1,080,286
------------------------------------------------------------
  Securities sold short                           (2,600,056)
============================================================
                                                 (80,283,937)
============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                          (90,117,290)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(90,589,939)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001, the three months ended October 31, 2000, and the year ended July 31, 2000
(Unaudited)

                                                               SIX MONTHS      THREE MONTHS
                                                                  ENDED           ENDED         YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,       JULY 31,
                                                                  2001             2000            2000
                                                              -------------    ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (472,649)   $    97,868     $ (6,597,179)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                        (9,833,353)    55,826,482      286,180,807
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         (80,283,937)   (48,075,372)      90,531,180
===========================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (90,589,939)     7,848,978      370,114,808
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (97,674)            --               --
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (163,277,809)            --      (15,796,321)
-----------------------------------------------------------------------------------------------------------
  Class B                                                      (124,916,469)            --      (11,509,981)
-----------------------------------------------------------------------------------------------------------
  Class C                                                       (17,136,848)            --       (1,189,843)
-----------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       104,099,653    (10,920,967)      52,117,173
-----------------------------------------------------------------------------------------------------------
  Class B                                                        86,563,591     (3,363,049)      35,576,046
-----------------------------------------------------------------------------------------------------------
  Class C                                                         8,701,433      1,244,247       25,368,723
===========================================================================================================
    Net increase (decrease) in net assets                      (196,654,062)    (5,190,791)     454,680,605
===========================================================================================================

NET ASSETS:

  Beginning of period                                           814,981,144    820,171,935      365,491,330
===========================================================================================================
  End of period                                               $ 618,327,082   $814,981,144     $820,171,935
___________________________________________________________________________________________________________
===========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 553,831,921   $354,467,244     $366,807,012
-----------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (555,493)        14,830          (83,038)
-----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts, option contracts and
    securities sold short                                        (3,224,288)   311,940,191      256,813,710
-----------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures
    contracts, option contracts and securities sold short        68,274,942    148,558,879      196,634,251
===========================================================================================================
                                                              $ 618,327,082   $814,981,144     $820,171,935
___________________________________________________________________________________________________________
===========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund is closed to new investors as of November 4, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee is adjusted, on a monthly basis, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $62,599 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $136,767 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $466,590, $1,373,545 and $186,548, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. During the six months ended April 30, 2001, AIM Distributors waived fees of $186,636 for Class A shares.
  AIM Distributors received commissions of $22,751 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $37,575 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,909 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,979 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $7,979.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $868,964,680 and $844,738,431, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $110,765,829
---------------------------------------------------------
  Securities sold short                         2,700,609
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (28,744,067)
---------------------------------------------------------
  Securities sold short                       (17,820,626)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 66,901,745
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $534,835,305.
Proceeds from securities sold short for tax purposes is
$110,662,938.


NOTE 7-FUTURES CONTRACTS

On April 30, 2001, $2,535,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/       MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT      VALUE      APPRECIATION
--------               ---------   ----------   -----------   ------------
S&P 500                   132      Jun-01/Buy   $41,391,900    $1,012,313
__________________________________________________________________________
==========================================================================


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                   -------------------------
                                   NUMBER OF      PREMIUMS
                                   CONTRACTS      RECEIVED
                                   ---------    ------------
Beginning of period                   1,436     $  2,512,958
------------------------------------------------------------
Written                              63,827       41,935,058
------------------------------------------------------------
Closed                              (50,487)     (39,284,409)
------------------------------------------------------------
Exercised                            (3,125)      (1,103,153)
------------------------------------------------------------
Expired                              (2,000)        (393,987)
============================================================
End of period                         9,651     $  3,666,467
____________________________________________________________
============================================================

Open call option contracts written at April 30, 2001 were as follows:

                                                                                                   APRIL 30,       UNREALIZED
                                                     CONTRACT   STRIKE   NUMBER OF    PREMIUMS    2001 MARKET     APPRECIATION
ISSUE                                                 MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
-----                                                --------   ------   ---------   ----------   ------------   --------------
Biosite Diagnostics Inc.                              Jun-01    $  55        500     $ 256,022     $  170,000      $  86,022
-------------------------------------------------------------------------------------------------------------------------------
DDi Corp.                                             May-01       20      1,000       166,994        505,000       (338,006)
-------------------------------------------------------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.              May-01       60        850       295,943        314,500        (18,557)
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                         May-01    1,325      1,834     1,278,255        522,690        755,565
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                         Jun-01    1,325        717       786,523        835,305        (48,782)
-------------------------------------------------------------------------------------------------------------------------------
Skechers U.S.A., Inc.                                 May-01       30      1,000       148,995        635,000       (486,005)
-------------------------------------------------------------------------------------------------------------------------------
SonicWALL, Inc.                                       Jun-01       20      1,750       379,737        328,125         51,612
-------------------------------------------------------------------------------------------------------------------------------
Sonus Networks, Inc.                                  May-01       25      1,000       211,373        305,000        (93,627)
-------------------------------------------------------------------------------------------------------------------------------
Sonus Networks, Inc.                                  May-01       30      1,000       142,625        122,500         20,125
===============================================================================================================================
                                                                           9,651    $3,666,467     $3,738,120      $ (71,653)
_______________________________________________________________________________________________________________________________
===============================================================================================================================


NOTE 9-PUT OPTION CONTRACTS

Transactions in put options contracts written during the six months ended April 30, 2001 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------    ------------
Beginning of period                                              1,849     $  3,021,302
---------------------------------------------------------------------------------------
Purchased                                                       16,935        8,365,199
---------------------------------------------------------------------------------------
Closed                                                         (15,659)     (10,667,214)
---------------------------------------------------------------------------------------
Exercised                                                       (3,125)        (719,287)
=======================================================================================
End of period                                                       --               --
_______________________________________________________________________________________
=======================================================================================


NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001, the three-month period ended October 31, 2000 and the year ended July 31, 2000 were as follows:

                                                 APRIL 31, 2001              OCTOBER 31, 2000              JULY 31, 2000
                                           --------------------------    ------------------------    --------------------------
                                             SHARES         AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
                                           ----------    ------------    --------    ------------    ----------    ------------
Sold:
  Class A                                   1,846,691    $ 26,999,133     347,483    $  9,371,278     6,753,064    $125,825,634
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                     752,557      10,998,049     204,534       5,413,560     4,029,763      72,063,849
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                     220,859       3,383,075      86,484       2,288,148     1,535,334      29,503,687
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                  10,692,347     153,328,249          --              --       778,251      14,945,789
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                   7,827,043     108,874,162          --              --       531,984      10,113,306
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                   1,099,897      15,321,559          --              --        57,775       1,099,467
===============================================================================================================================
Reacquired:
  Class A                                  (4,890,970)    (76,227,729)   (754,034)    (20,292,245)   (3,968,990)    (88,654,250)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                  (2,167,575)    (33,308,620)   (329,580)     (8,776,609)   (2,136,331)    (46,601,109)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                    (643,904)    (10,003,201)    (39,595)     (1,043,901)     (245,494)     (5,234,431)
===============================================================================================================================
                                           14,736,945    $199,364,677    (484,708)   $(13,039,769)    7,335,356    $113,061,942
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                                  JUNE 29, 1998
                                                           SIX MONTHS    THREE MONTHS                            (DATE OPERATIONS
                                                             ENDED          ENDED        YEAR ENDED JULY 31,      COMMENCED) TO
                                                           APRIL 30,     OCTOBER 31,     --------------------        JULY 31,
                                                              2001           2000        2000(A)     1999(A)         1998(A)
                                                           ----------    ------------    --------    --------    ----------------
Net asset value, beginning of period                        $  26.05       $  25.79      $  14.86    $   9.76        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02           0.03         (0.14)      (0.09)           0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (2.39)          0.23         11.97        5.20           (0.26)
=================================================================================================================================
    Total from investment operations                           (2.37)          0.26         11.83        5.11           (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.01)            --            --       (0.01)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (10.10)            --         (0.90)         --              --
=================================================================================================================================
    Total distributions                                       (10.11)            --         (0.90)      (0.01)             --
=================================================================================================================================
Net asset value, end of period                              $  13.57       $  26.05      $  25.79    $  14.86        $   9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (11.20)%         1.01%        81.64%      52.36%          (2.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $334,532       $442,913      $449,044    $205,721        $107,540
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense):
  With fee waivers                                              1.63%(c)       1.50%(d)      1.73%       2.35%           1.59%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.73%(c)       1.60%(d)      1.81%       2.35%           1.59%(d)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense):
  With fee waivers                                              1.60%(c)       1.41%(d)      1.47%       1.74%           1.59%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.70%(c)       1.51%(d)      1.55%       1.74%           1.59%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        0.21%(c)       0.39%(d)     (0.63)%     (1.44)%          2.00%(d)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                 0.03%(c)       0.09%(d)      0.26%       0.61%             --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          141%            52%          198%        220%             13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $376,365,186.
(d)  Annualized.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                                                    JULY 13, 1998
                                                              SIX MONTHS    THREE MONTHS                             (DATE SALES
                                                                ENDED          ENDED        YEAR ENDED JULY 31,     COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,     --------------------      JULY 31,
                                                                 2001           2000        2000(A)     1999(A)        1998(A)
                                                              ----------    ------------    --------    --------    -------------
Net asset value, beginning of period                           $  25.61       $  25.41      $  14.75    $   9.76       $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)         (0.02)        (0.30)      (0.17)         0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.34)          0.22         11.86        5.17         (0.32)
=================================================================================================================================
    Total from investment operations                              (2.38)          0.20         11.56        5.00         (0.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --            --       (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (10.10)            --         (0.90)         --            --
=================================================================================================================================
    Total distributions                                          (10.10)            --         (0.90)      (0.01)           --
=================================================================================================================================
Net asset value, end of period                                 $  13.13       $  25.61      $  25.41    $  14.75       $  9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  (11.52)%         0.79%        80.38%      51.30%        (3.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $251,247       $325,957      $326,571    $153,793       $84,285
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                    2.39%(c)       2.27%(d)      2.48%       3.03%         2.30%(d)
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                    2.36%(c)       2.18%(d)      2.22%       2.42%         2.30%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.55)%(c)      (0.37)%(d)    (1.38)%    (2.12)%        1.29%(d)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.03%(c)       0.09%(d)      0.26%       0.61%           --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             141%            52%          198%        220%           13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $276,985,692.
(d)  Annualized.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                          DECEMBER 31, 1999
                                                              SIX MONTHS    THREE MONTHS                     (DATE SALES
                                                                ENDED          ENDED        YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,      JULY 31,         JULY 31,
                                                                 2001           2000         2000(A)           1999(A)
                                                              ----------    ------------    ----------    -----------------
Net asset value, beginning of period                           $ 25.63        $ 25.43        $ 14.78           $11.70
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)         (0.02)         (0.32)           (0.11)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.34)          0.22          11.87             3.19
===========================================================================================================================
    Total from investment operations                             (2.38)          0.20          11.55             3.08
===========================================================================================================================
Less distributions from net realized gains                      (10.10)            --          (0.90)              --
===========================================================================================================================
Net asset value, end of period                                 $ 13.15        $ 25.63        $ 25.43           $14.78
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 (11.50)%         0.79%         80.15%           29.31%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $32,548        $46,111        $44,557           $5,977
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                   2.39%(c)       2.27%(d)       2.48%            3.03%(d)
===========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                   2.36%(c)       2.18%(d)       2.22%            2.42%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.55)%(c)     (0.37)%(d)     (1.38)%          (2.12)%(d)
===========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.03%(c)       0.09%(d)       0.26%            0.61%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            141%            52%           198%             220%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $37,618,700.
(d)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the three-months ended October 31, 2000 and the two years ended July 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the three-months ended October 31, 2000 and the two years ended July 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the three-months ended October 31, 2000 and the two years ended July 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                      Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Edgar M. Larsen                         Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Formerly Director                                 Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Albert R. Dowden                                  Melville B. Cox                         Houston, TX 77210-4739
Chairman of the Board of Directors,               Vice President
The Cortland Trust and DHJ Media, Inc.; and                                               CUSTODIAN
Director, Magellan Insurance Company,             Mary J. Benson
Formerly Director, President and                  Assistant Vice President and            State Street Bank and Trust Company
Chief Executive Officer,                          Assistant Treasurer                     225 Franklin Street
Volvo Group North America, Inc.; and                                                      Boston, MA 02110
Senior Vice President, AB Volvo                   Sheri Steward Morris
                                                  Assistant Vice President and            COUNSEL TO THE FUND
Edward K. Dunn Jr.                                Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                      Ballard Spahr
Formerly Vice Chairman and President,             Juan E. Cabrera, Jr.                    Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and          Assistant Secretary                     1735 Market Street
President, Mercantile Bankshares                                                          Philadelphia, PA 19103
                                                  Jim A. Coppedge
Jack M. Fields                                    Assistant Secretary                     COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                       Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                   Assistant Secretary                     919 Third Avenue
of the U.S. House of Representatives                                                      New York, NY 10022
                                                  P. Michelle Grace
Carl Frischling                                   Assistant Secretary                     DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP             John H. Lively                          A I M Distributors, Inc.
                                                  Assistant Secretary                     11 Greenway Plaza
Prema Mathai-Davis                                                                        Suite 100
Formerly Chief Executive Officer,                 Nancy L. Martin                         Houston, TX 77046
YWCA of the U.S.A.                                Assistant Secretary

Lewis F. Pennock                                  Ofelia M. Mayo
Partner                                           Assistant Secretary
Pennock & Cooper
                                                  Lisa A. Moss
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Kathleen J. Pflueger
Limited Partnership                               Assistant Secretary

                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


    DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
      MORE AGGRESSIVE                          MORE AGGRESSIVE                 1976 and managed approximately $154 billion
                                                                               in assets for nine million shareholders,
AIM Small Cap Opportunities(1)           AIM Latin American Growth             including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM Developing Markets                clients and financial institutions, as of
AIM Large Cap Opportunities(2)           AIM European Small Company            March 31, 2001.
AIM Emerging Growth                      AIM Asian Growth                          The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                  AIM Japan Growth                      Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM International Emerging Growth     AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                       AIM European Development              complex in the United States in assets under
AIM Small Cap Equity                     AIM Euroland Growth                   management, according to Strategic Insight,
AIM Capital Development                  AIM Global Aggressive Growth          an independent mutual fund monitor.
AIM Constellation                        AIM International Equity                  AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends              AIM Advisor International Value       the world's largest independent financial
AIM Select Growth                        AIM Worldwide Spectrum                services companies with $370 billion in
AIM Large Cap Growth                     AIM Global Trends                     assets under management as of March 31, 2001.
AIM Weingarten                           AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                   MORE CONSERVATIVE
AIM Charter
AIM Value                                    SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                             AIM New Technology
AIM Advisor Flex                         AIM Global Telecommunications and Technology
                                         AIM Global Infrastructure
      MORE CONSERVATIVE                  AIM Global Resources
                                         AIM Global Financial Services
                                         AIM Global Health Care
                                         AIM Global Consumer Products and Services
                                         AIM Advisor Real Estate
                                         AIM Global Utilities

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS,
SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                      [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                                                       SCO-SAR-1

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